Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Truli Technologies, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof, I, Miles Jennings, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Miles Jennings
Miles Jennings Chief Executive Officer (Principal Executive Officer)

Dated: June 29, 2018

In connection with the annual report of Truli Technologies, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof, I, Miles Jennings, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Miles Jennings
Miles Jennings Chief Financial Officer (Principal Financial Officer)

Dated: June 29, 2018